                                                                    Exhibit 3.92
                                                                    ------------
                           BYLAWS FOR THE REGULATION
                                       OF
                       MONTEREY LANDFILL GAS CORPORATION,
                            A CALIFORNIA CORPORATION

                                   ARTICLE I

                                    OFFICES
                                    -------

     Section 1.1  Principal Executive Office.
     -----------  --------------------------

     The principal executive office of Monterey Landfill Gas Corporation (hereinafter called the "Corporation") in the State of California shall be at 400 South El Camino Real, Suite 1200, San Mateo, California 94402.

     Section 1.2  Other Offices.
     -----------  -------------

     The Corporation may also have an office or offices at such other place or places, either within or without the State of California, as the board of directors may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II


                            MEETINGS OF SHAREHOLDERS
                            ------------------------

     Section 2.1  Place of Meetings.
     -----------  -----------------

     Each annual or special meeting of shareholders shall be held at such location as may be determined by the Board of Directors, or if no such determination is made, at such place as may be determined by the chief executive officer, or by any other officer authorized by the Board of Directors or the chief executive officer to make such determination. If no location is so determined, any annual or special meeting shall be held at the principal executive office of the corporation.

     Section 2.2  Annual Meetings.
     -----------  ---------------

     The annual meetings of shareholders shall be held on such day and at such hour as may be fixed by the Board of Directors. At such meeting, Directors shall be elected, and any other proper business may be transacted.

     Section 2.3  Special Meetings.
     -----------  ----------------

     Special meetings of the shareholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by the holders of shares entitled to cast not less than ten percent (10%) of the votes at the meeting. Notice of such special meeting shall be given in the same manner as for the annual meeting of shareholders. Notices of any special meetings shall specify in addition to the place, date and hour of such meeting, the general nature of the business to be transacted thereat.

     Section 2.4  Notice of Meetings or Reports.
     -----------  -----------------------------

     Notice of each annual or special meeting of shareholders shall contain such information, and shall be given to such persons at such time, and in such manner, as the board of directors shall determine, or if no such determination is made, as the chief executive officer, or any other officer so authorized by the board of directors or the chief executive officer, shall determine, subject to the requirements of applicable law.

     Section 2.5  Adjourned Meetings and Notice Thereof.
     -----------  -------------------------------------

     Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, represented either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in Section 2.7 of these By-Laws.

     When a shareholders' meeting is adjourned to another time or place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken; except that if the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote thereat.

     At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

     Section 2.6  Voting.
     -----------  ------

     Except as provided below or as otherwise provided by the Articles of Incorporation or these Bylaws, a shareholder shall be entitled to one vote for each share held of record on the record date fixed for the determination of the shareholders entitled to vote at a meeting or, if no such date is fixed, the date determined in accordance with law. Upon the demand of any shareholder made at a meeting before the voting begins, the election of directors shall be by ballot. No shareholder will be permitted to cumulate votes at any election of directors.

     Any holder of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it shall be conclusively presumed that the shareholder's approving vote is with respect to all shares said shareholder is entitled to vote.

     Section 2.7  Quorum.
     -----------  ------

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on any matter shall be the act of the shareholders, unless otherwise required by the Articles of Incorporation.

     The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

     Section 2.8  Consent of Absentees.
     -----------  --------------------

     The transactions of any meeting of shareholders, if not duly called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents, or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when a person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened; provided, that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law or these By-Laws to be included in the notice but not so included if such objection is expressly made at the meeting.

     Section 2.9  Action Without Meeting.
     -----------  ----------------------

     Any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the actions so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, that except to fill a vacancy as provided in Section 3.6 of these By-Laws, Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of Directors.

     Unless the consents of all shareholders entitled to vote have been solicited in writing, notice of the following actions approved by shareholders without a meeting by less than unanimous written consent shall be given to those shareholders entitled to vote who have not consented in writing at least ten
(10) days before the consummation of the action authorized by such approval:

     1. Approval of contract or other transaction between the Corporation and one or more of its Directors, or between the Corporation and any corporation, firm or association in which one or more of its Directors has a material financial interest.

     2. Approval of any indemnification to be made by the Corporation of a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person was or is an agent of the Corporation.

     3.  Approval of the principal terms of a reorganization.

     4. Approval of a plan of distribution of the shares, obligations or securities of any other Corporation, or assets other than money, which is not in accordance with the liquidation rights of the preferred shares as specified in the Articles of Incorporation or a Certificate of Determination.

     Unless the consents of all shareholders entitled to vote have been solicited in writing, prompt notice of the taking of any corporate action not listed above which is approved by shareholders without a meeting by less than unanimous written consent, shall be given to those shareholders entitled to vote who have not consented in writing.

     Such notice shall be given as provided in Section 2.4 of these By-Laws.

     Section 2.10  Proxies.
     ------------  -------

     Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy.

                                  ARTICLE III

                                   DIRECTORS
                                   ---------

     Section 3.1  Powers.
     -----------  ------

     Subject to the limitations stated in the Articles of Incorporation, these By-Laws, and the California Corporations Code as to actions which shall be approved by the shareholders or by the affirmative vote of a majority of the outstanding shares entitled to vote, and subject to the duties of Directors as prescribed by the California Corporations Code, all corporate powers shall be exercised by, or under the direction of, and the business and affairs of the Corporation shall be managed by, the Board of Directors.

     Section 3.2  Number of Directors.
     -----------  -------------------

     The number of directors of the Corporation shall be two, until changed in accordance with applicable law.

     Section 3.3  Election and Term of Office.
     -----------  ---------------------------

     The Directors shall be elected at each annual meeting of shareholders, but if any such annual meeting is not held, or the Directors are not elected thereat, the Directors may be elected at any special meeting of the shareholders held for that purpose. All Directors shall hold office until the expiration of the term for which elected and until their respective successors are elected, except in the case of the death, resignation or removal of any Director. A Director need not be a shareholder.

     Section 3.4  Resignation.
     -----------  -----------

     Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     Section 3.5  Removal.
     -----------  -------

     The entire Board of Directors or any individual Director may be removed from office prior to the expiration of their or his term of office, with or without cause, in the manner and within the limitations provided by the California Corporations Code.

     No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of such Director's term of office.

     Section 3.6  Vacancies.
     -----------  ---------

     A vacancy on the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any Director, or if the authorized number of Directors be increased, or if the shareholders fail at any annual or special meeting of shareholders at which any Director or Directors are elected to elect the full authorized number of Directors to be voted for at that meeting.

     Vacancies in the Board of Directors may be filled by a majority of the Directors then in office, whether or not less than a quorum, or by a sole remaining Director. Each Director so elected shall hold office until the expiration of the term for which he was elected and until his successor is elected at an annual or a special meeting of the shareholders, or until his death, resignation or removal.

     The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors. Any such election by written consent other than to fill a vacancy created by removal requires the consent of a majority of the outstanding shares entitled to vote. A Director may not be elected by written consent to fill a vacancy created by removal except by unanimous written consent of all shares entitled to vote for the election of directors.

     Section 3.7  Organization Meeting.
     -----------  --------------------

     Immediately after each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. No notice of such meeting need be given.

     Section 3.8  Other Regular Meetings.
     -----------  ----------------------

     The Board of Directors may provide by resolution the time and place for the holding of regular meetings of the Board; provided, however, that if the date so designated falls upon a legal holiday, then the meeting shall be held at the same time and place on the next succeeding day which is not a legal holiday. No notice of such regular meetings of the Board need be given.

     Section 3.9  Calling Meetings.
     -----------  ----------------

     Meetings of the Board of Directors for any purpose or purposes shall be held whenever called by the Chairman of the Board, the President or the Secretary or any two Directors of the Corporation.

     Section 3.10  Place of Meetings.
     ------------  -----------------

     Meetings of the Board of Directors shall be held at any place within or without the State of California which may be designated in the notice of the meeting, or, if not stated in the notice or there is no notice, designated by resolution of the Board. In the absence of such designation, meetings of the Board of Directors shall be held at the principal executive office of the Corporation.

     Section 3.11  Telephonic Meetings.
     ------------  -------------------

     Members of the Board may participate in a regular or special meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.
Participation in a meeting pursuant to this Section 3.11 constitutes presence in person at such meeting.

     Section 3.12  Notice of Special Meetings.
     ------------  --------------------------

     Written notice of the time and place of special meetings of the Board of Directors shall be delivered personally to each Director, or sent to each Director by mail, telephone or telegraph. In case such notice is sent by mail, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally, or by telephone or telegraph, it shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting. Such notice may be given by the Secretary of the Corporation or by the persons who called said meeting. Such notice need not specify the purpose of the meeting, and notice shall not be necessary if appropriate waivers, consents and/or approvals are filed in accordance with Section 3.13 of these By-Laws.

     Section 3.13  Waiver of Notice.
     ------------  ----------------

     Notice of a meeting need not be given to any Director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

     The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     Section 3.14  Action Without Meeting.
     ------------  ----------------------

     Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such Directors.

     Section 3.15  Quorum.
     ------------  ------

     A majority of the authorized number of Directors shall constitute a quorum for the transaction of business. Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be the act of the Board of Directors, unless the Articles of Incorporation, or the California Corporations Code, specifically requires a greater number. In the absence of a quorum at any meeting of the Board of Directors, a majority of the Directors present may adjourn the meeting as provided in Section 3.16 of these By-Laws. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough Directors to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum for such meeting.

     Section 3.16  Adjournment.
     ------------  -----------

     Any meeting of the Board of Directors, whether or not a quorum is present, may be adjourned to another time and place by the vote of a majority of the Directors present. Notice of the time and place of the adjourned meeting need not be given to absent Directors if said time and place are fixed at the meeting adjourned.

     Section 3.17  Inspection Rights.
     ------------  -----------------

     Every Director shall have the absolute right at any time to inspect, copy and make extra copies of, in person or by agent or attorney, all books, records and documents of every kind and to inspect the physical properties of the Corporation.

     Section 3.18  Fees and Compensation.
     ------------  ---------------------

     Directors shall not receive any stated salary for their services as directors, but, by resolution of the Board, a fixed fee, with or without expenses of attendance, may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

                                  ARTICLE IV

                                   OFFICERS
                                   --------

     Section 4.1  Officers.
     -----------  --------

     The officers of the Corporation shall be a President, a Vice President, a Secretary, and a Treasurer, who shall be the Chief Financial Officer of the Corporation. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more additional Vice Presidents, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 4.3. One person may hold two or more offices.

     Section 4.2  Election.
     -----------  --------

     The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 4.3 and 4.5, shall be chosen annually by the Board of Directors and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

     Section 4.3  Subordinate Officers, etc.
     -----------  -------------------------

     The Board of Directors may appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these By-Laws or as the Board of Directors may from time to time determine.

     Section 4.4  Removal and Resignation.
     -----------  -----------------------

     Any officer may be removed, either with or without cause, by a majority of the Directors at the time in office, at any regular or special meeting of the Board, or, except in case of an officer chosen by the Board of Directors, by an officer upon whom such power of removal may be conferred by the Board of Directors.

     Any officer may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall, not be necessary to make it effective.

     Section 4.5  Vacancies.
     -----------  ---------

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By-Laws for regular appointments to such office.

     Section 4.6  Chairman of the Board.
     -----------  ---------------------

     The Chairman of the Board, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors or prescribed by these By-Laws.

     Section 4.7  President.
     -----------  ---------

     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and officers of the Corporation. He shall preside at all meetings of the shareholders. He shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or by these By-Laws.

     Section 4.8  Vice President.
     -----------  --------------

     In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these By-Laws.

     Section 4.9  Secretary.
     -----------  ---------

     The Secretary shall keep, or cause to be kept, a book of minutes in written form of the proceedings of the Board of Directors, committees of the Board, and shareholders. Such minutes shall include all waivers of notice, consents to the holding of meetings, or approvals of the minutes of meetings executed pursuant to these By-Laws or the California Corporations Code. The Secretary shall keep, or cause to be kept at the principal executive office or at the office of the Corporation's transfer agent or registrar, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each.

     The Secretary shall give or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by these By-Laws or by law to be given, and shall keep the seal of the Corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these By-Laws.

     Section 4.10  Treasurer and Chief Financial Officer.
     ------------  ------------------- -----------------

     The Treasurer and Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of account in written form or any other form capable of being converted into written form.

     The Treasurer and Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He shall disburse all funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his transactions as Treasurer and Chief Financial Officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these By-Laws.

     Section 4.11  Assistant Secretary.
     ------------  -------------------

     The Assistant Secretary shall have all the powers, and perform all the duties of, the Secretary in the absence or inability of the Secretary to act.

     Section 4.12  Compensation.
     ------------  ------------

     The compensation of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such compensation by reason of the fact that he is also a Director of the Corporation.

                                   ARTICLE V


                                 MISCELLANEOUS
                                 -------------

     Section 5.1  Record Date.
     -----------  -----------

     The Board of Directors may fix, in advance, a time in the future as the record date for the determination of shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action. Shareholders on the record date are entitled to notice and to vote or receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares in the books of the Corporation after the record date, except as otherwise provided by law. Said record date shall not be more than sixty (60) or less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action.

     A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, but the Board shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

     If no record date is fixed by the Board of Directors, the record date shall be fixed pursuant to the California Corporations Code.

     Section 5.2  Inspection of Corporate Records
     -----------  -------------------------------

     The accounting books and records, and minutes of proceedings of the shareholders and the Board of Directors and committees of the Board shall be open to inspection upon written demand made upon the Corporation by any shareholder or the holder of a voting trust certificate, at any reasonable time during usual business hours, for a purpose reasonably related to his interest as a shareholder, or as the holder of such voting trust certificate. The record of shareholders shall also be open to inspection by any shareholder or holder of a voting trust certificate at any time during usual business hours upon written demand on the Corporation, for a purpose reasonably related to such holder's interest as a shareholder or holder of a voting trust certificate. Such inspection may be made in person or by an agent or attorney, and shall include the right to copy and to make extracts.

     Section 5.3  Execution of Corporate Instruments.
     -----------  ----------------------------------

     The Board of Directors may, in its discretion, determine the method and designate the statutory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the Corporation. Unless otherwise specifically determined by the Board of Directors, formal contracts of the Corporation, promissory notes, mortgages, evidences of indebtedness, conveyances or other instruments in writing, and any assignment or endorsement thereof, executed or entered into between the Corporation and any person, may be signed by the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary and any Assistant Treasurer of the Corporation.

     Section 5.4  Ratification by Shareholders.
     -----------  ----------------------------

     The Board of Directors may, subject to applicable notice requirements, in its discretion, submit any contract or act for approval or ratification of the shareholders at any annual meeting of shareholders, or at any special meeting of shareholders called for that purpose; and any contract or act which shall be approved or ratified by the affirmative vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of shareholders, shall be as valid and binding upon the Corporation and upon the shareholders thereof as though approved or ratified by each and every shareholder of the Corporation, unless a greater vote is required by law for such purpose.

     Section 5.5  Annual Report.
     -----------  -------------

     For so long as the Corporation has less than 100 holders of record of its shares, the mandatory requirement of an annual report is hereby expressly waived. The Board of Directors may, in its discretion, cause an annual report to be sent to the shareholders. Such reports shall contain at least a balance sheet as of the close of such fiscal year and an income statement and statement of changes in financial position for such fiscal year, and shall be accompanied by any report thereon of independent accountants, or if there is no such report, the certificate of an authorized officer of the Corporation that such statements were prepared without audit in the books and records of the Corporation.

     A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the Corporation may make a written request to the Corporation for an income statement and/or a balance sheet of the Corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty (30) days prior to the date of the request, and such statement shall be delivered or mailed to the person making the request within thirty (30) days thereafter. Such statements shall be accompanied by the report thereon, if any, of any independent accountants engaged by the Corporation or the certificates of an authorized officer of the Corporation that such financial statements were prepared without audit from the books and records of the Corporation.

     Section 5.6  Representation of Shares of Other Corporations.
     -----------  ----------------------------------------------

     The President and Vice President of this Corporation are authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority herein granted to said officers to vote or represent on behalf of this Corporation any and all shares held by this Corporation and any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney and duly executed by said officers.

     Section 5.7  Inspection of By-Laws.
     -----------  ---------------------

     The Corporation shall keep in its principal executive office in this State the original or a copy of the By-Laws as amended or otherwise altered to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

                                  ARTICLE VI

                                SHARES OF STOCK
                                ---------------

     Section 6.1  Form of Certificates.
     -----------  --------------------

     Certificates for shares of stock of the Corporation shall be in such form and design as the Board of Directors shall determine and shall be signed in the name of the Corporation by the Chairman of the Board, or the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or any Assistant Secretary. Each certificate shall state the certificate number, the date of issuance, the number, class or series and the name of the record holder of the shares represented thereby, the name of the Corporation, and, if the shams of the Corporation are classified or if any class of shares has two or more series, there shall appear the statement required by the California Corporations Code.

     Section 6.2  Transfer of Shares.
     -----------  ------------------

     Shares of stock may be transferred in any manner permitted or provided by law. Before any transfer of stock is entered upon the books of the Corporation, or any new certificate issued

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

therefor, the older certificate, properly endorsed, shall be surrendered and canceled, except when a certificate has been lost, stolen or destroyed.

     Section 6.3  Lost Certificates.
     -----------  -----------------

     The Board of Directors may order a new certificate for shares of stock to be issued in the place of any certificate alleged to have been lost, stolen or destroyed, but in every such case, the owner or the legal representative of the owner of the lost, stolen or destroyed certificates may be required to give the Corporation a bond (or other adequate security) in such form and amount as the Board may deem sufficient to indemnify it against any claim that may be made against the Corporation (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or issuance of such new certificate.

                                  ARTICLE VII

                                INDEMNIFICATION
                                ---------------

     Section 7.1  Indemnification by Corporation.
     -----------  ------------------------------

     Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, or was a director, officer, employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation, whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the California General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said Law permitted the Corporation to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in
                              --------- -------
Section 7.2 of this Article VII, the Corporation shall indemnify any such person seeking indemnity in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred by this Section shall include the right to be paid by the Corporation expenses incurred in defending any such Proceeding in advance of its final disposition to the fullest extent authorized by the California General Corporation Law; provided, however that, if required by the California
--------

General Corporation Law, the payment of such expenses incurred by such person in advance of the final disposition of such Proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under this Section or otherwise.

     Section 7.2  Right of Claimant to Bring Suit.
     -----------  -------------------------------

     If a claim under Section 7.1 of this Article VII is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the California General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the California General Corporation Law, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     Section 7.3  Indemnification of Employees and Agents of the Corporation.
     -----------  ----------------------------------------------------------

     The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the Corporation.

     Section 7.4  Rights Not Exclusive.
     -----------  --------------------

     The rights conferred on any person by this Article VII above shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, By-Law, agreement, vote of shareholders or disinterested directors or otherwise.

     Section 7.5  Indemnity Agreements.
     -----------  --------------------

     The Board of Directors is authorized to enter into a contract with any Director, officer, employee or agent of the Corporation, or any person who is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, or any person who was a director, officer, employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VII.

     Section 7.6  Insurance.
     -----------  ---------

     The Corporation may purchase and maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Corporation or another corporation (including a predecessor corporation), partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the California Corporations Code.

     Section 7.7  Amendment, Repeal or Modification.
     -----------  ---------------------------------

     Any amendment, repeal or modification of any provision of this Article VII by the shareholders or the Directors of the Corporation shall not adversely affect any right or protection of a Director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                  ARTICLE VIII


                                   AMENDMENTS
                                   ----------

     Section 8.1  Power of Shareholders.
     -----------  ---------------------

     New By-Laws may be adopted or these By-Laws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote or by the written consent thereof, except as otherwise provided by law or by the Articles of Incorporation.

     Section 8.2  Power of Directors.
     -----------  ------------------

     Subject to the right of shareholders as provided in Section 8.1 of these By-Laws, By-Laws other than a By-Law or amendment thereof specifying or changing the authorized number of Directors, or the minimum or maximum number of a variable Board of Directors, or changing from a fixed to a variable Board of Directors or vice versa, may be adopted, amended or repealed by the approval of the Board of Directors.

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